UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                     December 13, 2007 (December 13, 2007)


                             DRS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-08533              13-2632319
(State or other jurisdiction of         (Commission           (IRS Employer
 incorporation or organization)         File Number)      Identification Number)


                   5 Sylvan Way, Parsippany, New Jersey 07054
                    (Address of principal executive offices)

                                 (973) 898-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02.      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF
                DIRECTORS, OR APPOINTMENT OF PRINCIPAL OFFICERS


On December 13, 2007, DRS Technologies, Inc. (DRS) announced that VADM Michael
L. Bowman, USN (Ret.), executive vice president, Washington Operations, has advised the company that he plans to retire on or around the end of the company's fiscal 2009 first quarter. Consistent with DRS's succession planning initiatives and effective upon VADM Bowman's retirement, VADM Phillip M. Balisle, USN (Ret.), senior vice president, maritime strategic plans and programs, will assume VADM Bowman's responsibilities and will report to Mark S. Newman, DRS's chairman, president and chief executive officer. A press release announcing the foregoing was issued today and is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    The following press release is included as an exhibit to this report:

    Exhibit No.    Description
    -----------    -----------
        99.1       DRS Technologies, Inc. Press Release dated December 13, 2007.

                             DRS TECHNOLOGIES, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       DRS TECHNOLOGIES, INC.
                                       ----------------------
                                       (Registrant)


Date: December 13, 2007                By:

                                       /s/ NINA L. DUNN
                                       ----------------
                                       Nina L. Dunn
                                       Executive Vice President, General Counsel
                                       and Secretary

INDEX TO EXHIBITS

    Exhibit No.    Description
    -----------    -----------
        99.1       DRS Technologies, Inc. Press Release dated December 13, 2007.